EXHIBIT 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Coulter, Chief Executive Officer and Acting Chief Financial Officer of Titan Trading Analytics Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.
the Annual Report on Form 20-F of the Company for the fiscal year ended October 31,2010 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b.	the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: February 125, 2012

Name: John Qdulteit^
Title: Chief Executive Officer and
Acting Chief Financial Officer

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 20-F/A. A signed original of this statement has been provided to the Company and will be retained by the Company andfurnished to the Securities and Exchange Commission or its staff upon request

This certification accompanies this Annual Report on Form 20-F pursuant to Section 906 of the Sarbanes-Oxley Act of2002 and shall not, except to the extent required by such Act, be deemedfiled by the Company for purposes of Section 18 of the Securities Exchange Act of1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.